Exhibit 99.3

Office of the United States Trustee
In re:
  The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	45
For the Period FROM:	7/1/2005
TO:	7/31/2005
CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements		7,979,107.99	5,895,916.40	609.07

B. Less: Total Disbursements per all Prior Statements		6,101,903.55	5,887,565.18	—

C. Beginning Balance		2,145,537.65	74,307.43	$609.07

D. Receipts during Current Period
Description
7/7/2005	Wire Transfer		25,000.00
7/12/2005	Moving Movies			12,580.00
7/15/2005	Swen/ Deep Blue Ent.			10,700.00
7/18/2005	Tanya Miller	235.34
7/18/2005	Sony Pictures	20,803.00
7/19/2005	Vision Films	30,221.31
7/19/2005	Media Film			10,553.00
7/20/2005	Wire Transfer		35,000.00
7/25/2005	Monaco Intl			12,225.00
7/26/2005	Art Media & Finance			59,975.00
7/29/2005	Force Entertainment			12,480.00
7/31/2005	Interest	5,419.46
TOTAL RECEIPTS THIS PERIOD		56,679.11	60,000.00	118,513.00	—

E. Balance Available (C plus D)		2,202,216.76	134,307.43	$119,122.07	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 45	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

7/1/2005		ADP Fees		254.48
7/5/2005		ADP Taxes		8,572.22
7/5/2005	8203	Payroll		1,213.46
7/5/2005	8204	Payroll		11,083.01
7/5/2005	8205	Payroll		1,419.17
7/5/2005	8206	Payroll		2,510.52
7/6/2005		Online Banking Fee			20.00
7/7/2005		Wire Transfer	25,000.00
7/12/2005		Wire Fee			12.00
7/15/2005		ADP Fees		123.27
7/15/2005	38274	Federal Express		78.95
7/15/2005	38275	Recall		1173.92
7/15/2005	38276	Qwest Communications		66.50
7/15/2005	38277	Accurate Express		22.60
7/15/2005		Wire Fee			12.00
7/18/2005		Service Charge		174.80
7/19/2005		Wire Fee			12.00
7/19/2005		ADP Taxes		8985.23
7/19/2005	8207	Payroll		1213.44
7/19/2005	8208	Payroll		11557.70
7/19/2005	8209	Payroll		1419.17
7/19/2005	8210	Payroll		2510.53
7/20/2005		Wire Transfer	35,000.00
7/25/2005		Wire Fee			12.00
7/26/2005		Wire Fee			12.00
7/27/2005	38278	Digitronix One		127.50
7/27/2005	38279	New Beginnings Enterprises		3947.21
7/27/2005	38280	Arrowhead		16.20
7/27/2005	38281	Blue Shield of California		373.00
7/27/2005	38282	SBC		83.32
7/27/2005	38283	SBC		353.14
7/27/2005	38284	Health Net		3239.13
7/27/2005	38285	Accurate Express		46.10
7/29/2005	38286	Point 360		29.60
7/29/2005	38288	Kevin Marino		595.35
7/29/2005		ADP Fees		322.27
7/29/2005		Wire Fee			12.00
7/29/2005		Control Agreement Fee			50.00
TOTAL DISBURSEMENTS THIS PERIOD:			60,000.00	61,511.79	142.00	—
G. Ending Balance (E less F)			2,142,216.76	72,795.64	$118,980.07	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 45	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		731.10
Bank of Scotland — Pinocchio	936582	657,017.90	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	217,388.13	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58
City National Bank — Collection Account	112391673	118,980.07
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,679.61
KL\7 Venture	1890-69-6360	11,969.45
Denial Venture	1890-69-6501	72,739.01
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession